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                                                                      Item 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-51921 of Specialty Catalog Corp. on Form S-3 of our report dated March 8, 1999, appearing in this Annual Report on Form 10-K of
Specialty Catalog Corp. for the year ended January 2, 1999.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
March 29, 1999